Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2024
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2024
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 15, 2024. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2024	2024	2024	2023	2023	2024	2023
Interest Income
Loans	$4,954	$4,842	$4,819	$4,875	$4,643	$14,615	$13,424
Investment securities	1,097	1,001	883	885	892	2,981	2,660
Other	771	725	798	742	668	2,294	1,722
Total interest income	6,822	6,568	6,500	6,502	6,203	19,890	17,806
Interest Expense
Deposits	2,230	2,084	2,077	1,995	1,792	6,391	4,614
Borrowed funds	1,182	1,182	1,159	1,104	993	3,523	2,679
Total interest expense	3,412	3,266	3,236	3,099	2,785	9,914	7,293
Net interest income	3,410	3,302	3,264	3,403	3,418	9,976	10,513
Noninterest Income
Asset management and brokerage	383	364	364	360	348	1,111	1,052
Capital markets and advisory	371	272	259	309	168	902	643
Card and cash management	698	706	671	688	689	2,075	2,045
Lending and deposit services	320	304	305	314	315	929	919
Residential and commercial mortgage	181	131	147	149	201	459	476
Other income
Gain on Visa shares exchange program		754				754
Securities gains (losses)	1	(499)				(498)	(2)
Other (a)	68	77	135	138	94	280	483
Total other income	69	332	135	138	94	536	481
Total noninterest income	2,022	2,109	1,881	1,958	1,815	6,012	5,616
Total revenue	5,432	5,411	5,145	5,361	5,233	15,988	16,129
Provision For Credit Losses	243	235	155	232	129	633	510
Noninterest Expense
Personnel	1,869	1,782	1,794	1,983	1,773	5,445	5,445
Occupancy	234	236	244	243	244	714	739
Equipment	357	356	341	365	347	1,054	1,046
Marketing	93	93	64	74	93	250	276
Other	774	890	891	1,409	788	2,555	2,432
Total noninterest expense	3,327	3,357	3,334	4,074	3,245	10,018	9,938
Income before income taxes and noncontrolling interests	1,862	1,819	1,656	1,055	1,859	5,337	5,681
Income taxes	357	342	312	172	289	1,011	917
Net income	1,505	1,477	1,344	883	1,570	4,326	4,764
Less: Net income attributable to noncontrolling interests	15	18	14	19	16	47	50
Preferred stock dividends (b)	82	95	81	118	104	258	299
Preferred stock discount accretion and redemptions	2	2	2	2	2	6	6
Net income attributable to common shareholders	$1,406	$1,362	$1,247	$744	$1,448	$4,015	$4,409
Earnings Per Common Share
Basic	$3.50	$3.39	$3.10	$1.85	$3.60	$9.99	$10.95
Diluted	$3.49	$3.39	$3.10	$1.85	$3.60	$9.98	$10.94
Average Common Shares Outstanding
Basic	399	400	400	400	400	400	401
Diluted	400	400	400	401	400	400	401
Efficiency	61%	62%	65%	76%	62%	63%	62%
Noninterest income to total revenue	37%	39%	37%	37%	35%	38%	35%
Effective tax rate (c)	19.2%	18.8%	18.8%	16.3%	15.5%	18.9%	16.1%
(a)Includes Visa Class B derivative fair value adjustments of $(128) million, $(116) million, $(7) million, $(100) million and $(51) million for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 respectively, and $(251) million and $(179) million for the nine months ended September 30, 2024 and September 30, 2023, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2024	2024	2024	2023	2023
Assets
Cash and due from banks	$6,162	$6,242	$5,933	$6,921	$5,300
Interest-earning deposits with banks (a)	35,024	33,039	53,612	43,804	41,484
Loans held for sale (b)	750	988	743	734	923
Investment securities – available for sale	60,338	51,188	42,280	41,785	40,590
Investment securities – held to maturity	83,845	87,457	88,180	90,784	91,797
Loans (b)	321,381	321,429	319,781	321,508	318,416
Allowance for loan and lease losses	(4,589)	(4,636)	(4,693)	(4,791)	(4,767)
Net loans	316,792	316,793	315,088	316,717	313,649
Equity investments	9,217	9,037	8,280	8,314	8,046
Mortgage servicing rights	3,503	3,739	3,762	3,686	4,006
Goodwill	10,932	10,932	10,932	10,932	10,987
Other (b)	38,318	37,104	37,352	37,903	40,552
Total assets	$564,881	$556,519	$566,162	$561,580	$557,334
Liabilities
Deposits
Noninterest-bearing	$94,588	$94,542	$98,061	$101,285	$105,672
Interest-bearing	329,378	321,849	327,563	320,133	317,937
Total deposits	423,966	416,391	425,624	421,418	423,609
Borrowed funds
Federal Home Loan Bank borrowings	28,000	35,000	37,000	38,000	36,000
Senior debt	32,492	29,601	27,907	26,836	22,407
Subordinated debt	4,196	4,078	4,827	4,875	4,728
Other (b)	3,381	2,712	2,973	3,026	3,032
Total borrowed funds	68,069	71,391	72,707	72,737	66,167
Allowance for unfunded lending related commitments	725	717	672	663	640
Accrued expenses and other liabilities (b)	16,392	15,339	15,785	15,621	17,437
Total liabilities	509,152	503,838	514,788	510,439	507,853
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,225,979, 543,225,979, 543,116,260, 543,116,271 and 543,012,047 shares	2,716	2,716	2,716	2,716	2,715
Capital surplus	19,150	19,098	19,032	19,020	19,971
Retained earnings	58,412	57,652	56,913	56,290	56,170
Accumulated other comprehensive income (loss)	(5,090)	(7,446)	(8,042)	(7,712)	(10,261)
Common stock held in treasury at cost: 146,306,706, 145,667,981, 145,068,954, 145,087,054 and 144,671,252 shares	(19,499)	(19,378)	(19,279)	(19,209)	(19,141)
Total shareholders’ equity	55,689	52,642	51,340	51,105	49,454
Noncontrolling interests	40	39	34	36	27
Total equity	55,729	52,681	51,374	51,141	49,481
Total liabilities and equity	$564,881	$556,519	$566,162	$561,580	$557,334
(a)Amounts include balances held with the Federal Reserve Bank of $34.6 billion, $32.6 billion, $53.2 billion, $43.3 billion and $41.1 billion as of September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2024 Form 10-Q included, and our third quarter 2024 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2024	2024	2024	2023	2023	2024	2023
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$30,962	$30,229	$30,411	$30,980	$31,020	$30,535	$31,347
Non-agency	529	551	578	599	627	553	659
Commercial mortgage-backed	2,635	2,698	2,622	2,727	2,880	2,652	2,976
Asset-backed	2,177	1,987	1,414	1,080	989	1,861	597
U.S. Treasury and government agencies	17,311	15,350	8,199	7,788	7,996	13,634	8,434
Other	2,575	2,620	2,776	2,899	2,931	2,655	3,062
Total securities available for sale	56,189	53,435	46,000	46,073	46,443	51,890	47,075
Securities held to maturity
Residential mortgage-backed	41,698	42,234	42,633	43,336	44,112	42,187	44,914
Commercial mortgage-backed	2,057	2,174	2,252	2,318	2,346	2,161	2,398
Asset-backed	4,422	5,035	5,627	6,040	6,463	5,026	6,732
U.S. Treasury and government agencies	35,093	35,467	35,860	36,457	37,043	35,472	36,902
Other	2,855	2,961	3,062	3,164	3,256	2,958	3,329
Total securities held to maturity	86,125	87,871	89,434	91,315	93,220	87,804	94,275
Total investment securities	142,314	141,306	135,434	137,388	139,663	139,694	141,350
Loans
Commercial and industrial	177,019	177,130	177,258	180,566	175,206	177,136	179,342
Commercial real estate	35,451	35,523	35,522	35,617	36,032	35,498	36,026
Equipment lease financing	6,528	6,490	6,468	6,430	6,441	6,495	6,419
Consumer	53,543	53,503	53,933	54,512	54,744	53,659	54,944
Residential real estate	47,061	47,272	47,428	47,444	47,081	47,253	46,435
Total loans	319,602	319,918	320,609	324,569	319,504	320,041	323,166
Interest-earning deposits with banks (c)	45,319	41,113	48,250	42,627	38,352	44,896	34,629
Other interest-earning assets	8,909	9,279	8,002	8,738	8,777	8,731	8,933
Total interest-earning assets	516,144	511,616	512,295	513,322	506,296	513,362	508,078
Noninterest-earning assets	53,369	51,414	50,553	48,997	48,667	51,784	49,496
Total assets	$569,513	$563,030	$562,848	$562,319	$554,963	$565,146	$557,574
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$72,578	$67,631	$67,838	$66,393	$64,310	$69,361	$64,579
Demand	119,848	121,423	122,748	124,124	123,730	121,305	124,070
Savings	95,939	97,232	97,719	98,490	100,643	96,960	102,475
Time deposits	37,946	34,663	32,975	30,357	25,872	35,233	22,931
Total interest-bearing deposits	326,311	320,949	321,280	319,364	314,555	322,859	314,055
Borrowed funds
Federal Home Loan Bank borrowings	31,785	35,962	37,717	37,783	34,109	35,142	33,313
Senior debt	32,204	29,717	28,475	26,634	23,479	30,139	21,370
Subordinated debt	4,330	4,567	5,082	5,091	5,293	4,658	5,745
Other	7,764	7,210	4,316	3,384	4,584	6,435	4,964
Total borrowed funds	76,083	77,456	75,590	72,892	67,465	76,374	65,392
Total interest-bearing liabilities	402,394	398,405	396,870	392,256	382,020	399,233	379,447
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	95,811	96,284	98,875	104,567	107,981	96,986	114,063
Accrued expenses and other liabilities	17,395	17,144	16,404	16,328	15,629	16,983	15,567
Equity	53,913	51,197	50,699	49,168	49,333	51,944	48,497
Total liabilities and equity	$569,513	$563,030	$562,848	$562,319	$554,963	$565,146	$557,574
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $44.9 billion, $40.7 billion, $47.8 billion, $42.2 billion and $37.9 billion for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 and $44.5 billion and $34.0 billion for the nine months ended September 30, 2024 and September 30, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2024	2024	2024	2023	2023	2024	2023
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	3.32%	2.98%	2.88%	2.83%	2.73%	3.06%	2.69%
Non-agency	10.64%	10.30%	9.65%	9.15%	10.42%	10.18%	9.42%
Commercial mortgage-backed	3.08%	3.07%	2.99%	3.00%	3.41%	3.05%	2.95%
Asset-backed	5.85%	5.92%	6.02%	6.41%	6.30%	5.92%	6.44%
U.S. Treasury and government agencies	5.40%	4.28%	2.67%	2.22%	2.28%	4.44%	2.17%
Other	2.70%	2.66%	2.63%	2.61%	2.58%	2.66%	2.53%
Total securities available for sale	4.09%	3.53%	3.01%	2.89%	2.87%	3.58%	2.75%
Securities held to maturity
Residential mortgage-backed	2.82%	2.79%	2.77%	2.75%	2.72%	2.79%	2.73%
Commercial mortgage-backed	5.33%	5.38%	5.46%	5.53%	5.55%	5.39%	5.28%
Asset-backed	4.62%	4.65%	4.49%	4.57%	4.36%	4.58%	4.14%
U.S. Treasury and government agencies	1.33%	1.31%	1.31%	1.32%	1.34%	1.32%	1.34%
Other	4.72%	4.69%	4.52%	4.72%	4.57%	4.64%	4.61%
Total securities held to maturity	2.43%	2.43%	2.42%	2.44%	2.42%	2.43%	2.41%
Total investment securities	3.08%	2.84%	2.62%	2.59%	2.57%	2.85%	2.52%
Loans
Commercial and industrial	6.28%	6.22%	6.18%	6.13%	5.86%	6.23%	5.64%
Commercial real estate	6.68%	6.66%	6.67%	6.68%	6.59%	6.67%	6.33%
Equipment lease financing	5.65%	5.37%	5.17%	4.98%	4.72%	5.40%	4.51%
Consumer	7.47%	7.24%	7.16%	7.00%	6.89%	7.29%	6.60%
Residential real estate	3.73%	3.70%	3.65%	3.60%	3.52%	3.69%	3.43%
Total loans	6.13%	6.05%	6.01%	5.94%	5.75%	6.06%	5.54%
Interest-earning deposits with banks	5.48%	5.47%	5.47%	5.53%	5.44%	5.47%	5.05%
Other interest-earning assets	6.78%	6.98%	6.92%	6.96%	6.66%	6.89%	6.12%
Total yield on interest-earning assets	5.25%	5.13%	5.08%	5.03%	4.87%	5.15%	4.68%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.59%	3.39%	3.45%	3.32%	3.10%	3.48%	2.76%
Demand	2.31%	2.25%	2.26%	2.26%	2.15%	2.27%	1.87%
Savings	1.86%	1.85%	1.81%	1.68%	1.49%	1.84%	1.26%
Time deposits	4.46%	4.48%	4.44%	4.11%	3.67%	4.46%	3.34%
Total interest-bearing deposits	2.72%	2.61%	2.60%	2.48%	2.26%	2.64%	1.96%
Borrowed funds
Federal Home Loan Bank borrowings	5.63%	5.66%	5.65%	5.66%	5.55%	5.65%	5.22%
Senior debt	6.64%	6.55%	6.59%	6.25%	6.17%	6.59%	5.85%
Subordinated debt	6.77%	6.65%	6.64%	6.63%	6.52%	6.68%	6.12%
Other	5.28%	5.51%	5.59%	5.55%	4.49%	5.44%	3.98%
Total borrowed funds	6.09%	6.04%	6.07%	5.94%	5.77%	6.07%	5.41%
Total rate on interest-bearing liabilities	3.34%	3.26%	3.24%	3.10%	2.86%	3.28%	2.54%
Interest rate spread	1.91%	1.87%	1.84%	1.93%	2.01%	1.87%	2.14%
Benefit from use of noninterest-bearing sources (b)	0.73%	0.73%	0.73%	0.73%	0.70%	0.73%	0.64%
Net interest margin	2.64%	2.60%	2.57%	2.66%	2.71%	2.60%	2.78%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023 and September 30, 2023 were $33 million, $34 million, $34 million, $36 million and $36 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2024 and September 30, 2023 were $101 million and $111 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2024	2024	2024	2023	2023
Commercial
Commercial and industrial
Retail/wholesale trade	$30,226	$30,128	$28,923	$28,198	$28,284
Financial services	29,244	27,986	27,640	28,422	22,770
Manufacturing	28,748	29,544	29,402	28,989	29,163
Service providers	22,033	21,948	21,413	21,354	21,680
Real estate related (a)	14,856	15,198	15,583	16,235	16,182
Health care	10,169	9,527	10,193	9,808	10,092
Technology, media and telecommunications	9,292	9,621	10,158	10,249	10,989
Transportation and warehousing	7,723	8,036	7,523	7,733	7,891
Other industries	26,600	26,801	25,957	26,592	27,112
Total commercial and industrial	178,891	178,789	176,792	177,580	174,163
Commercial real estate	35,104	35,498	35,591	35,436	35,776
Equipment lease financing	6,726	6,555	6,462	6,542	6,493
Total commercial	220,721	220,842	218,845	219,558	216,432
Consumer
Residential real estate	46,972	47,183	47,386	47,544	47,359
Home equity	25,970	25,917	25,896	26,150	26,159
Automobile	15,135	14,820	14,788	14,860	14,940
Credit card	6,827	6,849	6,887	7,180	7,060
Education	1,693	1,732	1,859	1,945	2,020
Other consumer	4,063	4,086	4,120	4,271	4,446
Total consumer	100,660	100,587	100,936	101,950	101,984
Total loans	$321,381	$321,429	$319,781	$321,508	$318,416
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2024	2024	2024	2023	2023	2024	2023
Allowance for loan and lease losses
Beginning balance	$4,636	$4,693	$4,791	$4,767	$4,737	$4,791	$4,741
Adoption of ASU 2022-02 (a)							(35)
Beginning balance, adjusted	4,636	4,693	4,791	4,767	4,737	4,791	4,706
Gross charge-offs:
Commercial and industrial	(89)	(77)	(84)	(52)	(43)	(250)	(192)
Commercial real estate	(102)	(113)	(56)	(56)	(25)	(271)	(124)
Equipment lease financing	(9)	(8)	(8)	(7)	(4)	(25)	(11)
Residential real estate		(1)	(1)	(2)	(1)	(2)	(6)
Home equity	(8)	(9)	(10)	(6)	(4)	(27)	(15)
Automobile	(34)	(32)	(32)	(30)	(30)	(98)	(91)
Credit card	(86)	(90)	(92)	(87)	(78)	(268)	(232)
Education	(4)	(5)	(4)	(4)	(4)	(13)	(13)
Other consumer	(44)	(40)	(43)	(40)	(44)	(127)	(124)
Total gross charge-offs	(376)	(375)	(330)	(284)	(233)	(1,081)	(808)
Recoveries:
Commercial and industrial	22	39	19	24	45	80	98
Commercial real estate	2	7	2	2	2	11	4
Equipment lease financing	4	6	2	1	2	12	8
Residential real estate	2	3	3	3	3	8	10
Home equity	10	12	9	10	12	31	36
Automobile	25	24	25	23	26	74	77
Credit card	15	12	15	11	10	42	32
Education	2	1	2	2	1	5	5
Other consumer	8	9	10	8	11	27	28
Total recoveries	90	113	87	84	112	290	298
Net (charge-offs) / recoveries:
Commercial and industrial	(67)	(38)	(65)	(28)	2	(170)	(94)
Commercial real estate	(100)	(106)	(54)	(54)	(23)	(260)	(120)
Equipment lease financing	(5)	(2)	(6)	(6)	(2)	(13)	(3)
Residential real estate	2	2	2	1	2	6	4
Home equity	2	3	(1)	4	8	4	21
Automobile	(9)	(8)	(7)	(7)	(4)	(24)	(14)
Credit card	(71)	(78)	(77)	(76)	(68)	(226)	(200)
Education	(2)	(4)	(2)	(2)	(3)	(8)	(8)
Other consumer	(36)	(31)	(33)	(32)	(33)	(100)	(96)
Total net (charge-offs)	(286)	(262)	(243)	(200)	(121)	(791)	(510)
Provision for credit losses (b)	235	204	147	221	153	586	571
Other	4	1	(2)	3	(2)	3
Ending balance	$4,589	$4,636	$4,693	$4,791	$4,767	$4,589	$4,767
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(172)	$(146)	$(125)	$(88)	$(23)	$(443)	$(217)
Consumer net charge-offs	(114)	(116)	(118)	(112)	(98)	(348)	(293)
Total net charge-offs	$(286)	$(262)	$(243)	$(200)	$(121)	$(791)	$(510)
Net charge-offs to average loans (annualized)	0.36%	0.33%	0.30%	0.24%	0.15%	0.33%	0.21%
Commercial	0.31%	0.27%	0.23%	0.16%	0.04%	0.27%	0.13%
Consumer	0.45%	0.46%	0.47%	0.44%	0.38%	0.46%	0.39%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Refer to our 2023 Form 10-K for additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2024	2024	2024	2023	2023	2024	2023
Provision for credit losses
Loans and leases	$235	$204	$147	$221	$153	$586	$571
Unfunded lending related commitments	7	45	9	23	(23)	61	(54)
Investment securities		(11)	1	(7)	(10)	(10)	(11)
Other financial assets	1	(3)	(2)	(5)	9	(4)	4
Total provision for credit losses	$243	$235	$155	$232	$129	$633	$510

Table 8: Allowance for Credit Losses by Loan Class (a)

	September 30, 2024			June 30, 2024			September 30, 2023
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,715	$178,891	0.96%	$1,728	$178,789	0.97%	$1,843	$174,163	1.06%
Commercial real estate	1,441	35,104	4.10%	1,441	35,498	4.06%	1,270	35,776	3.55%
Equipment lease financing	70	6,726	1.04%	74	6,555	1.13%	109	6,493	1.68%
Total commercial	3,226	220,721	1.46%	3,243	220,842	1.47%	3,222	216,432	1.49%
Consumer
Residential real estate	38	46,972	0.08%	48	47,183	0.10%	62	47,359	0.13%
Home equity	270	25,970	1.04%	260	25,917	1.00%	288	26,159	1.10%
Automobile	164	15,135	1.08%	163	14,820	1.10%	169	14,940	1.13%
Credit card	672	6,827	9.84%	698	6,849	10.19%	762	7,060	10.79%
Education	49	1,693	2.89%	52	1,732	3.00%	56	2,020	2.77%
Other consumer	170	4,063	4.18%	172	4,086	4.21%	208	4,446	4.68%
Total consumer	1,363	100,660	1.35%	1,393	100,587	1.38%	1,545	101,984	1.51%
Total	4,589	$321,381	1.43%	4,636	$321,429	1.44%	4,767	$318,416	1.50%
Allowance for unfunded lending related commitments	725			717			640
Allowance for credit losses	$5,314			$5,353			$5,407

Supplemental Information
Allowance for credit losses to total loans			1.65%			1.67%			1.70%
Commercial			1.72%			1.73%			1.73%
Consumer			1.50%			1.52%			1.62%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $111 million, $112 million and $131 million at September 30, 2024, June 30, 2024 and September 30, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2024	2024	2024	2023	2023
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$152	$152	$158	$157	$162
Retail/wholesale trade	149	70	30	30	41
Health care	75	37	40	36	37
Technology, media & telecommunications	74	108	177	156	51
Transportation and warehousing	46	41	40	35	44
Manufacturing	35	79	60	32	34
Real estate related (a)	29	47	23	30	31
Other industries	162	168	50	83	58
Total commercial and industrial	722	702	578	559	458
Commercial real estate	993	928	923	735	723
Equipment lease financing	14	16	13	13	30
Total commercial	1,729	1,646	1,514	1,307	1,211
Consumer (b)
Residential real estate	265	275	284	294	330
Home equity	473	468	464	458	446
Automobile	90	93	97	104	114
Credit card	15	13	13	10	11
Other consumer	6	8	8	7	11
Total consumer	849	857	866	873	912
Total nonperforming loans (c)	2,578	2,503	2,380	2,180	2,123
OREO and foreclosed assets	31	34	35	36	35
Total nonperforming assets	$2,609	$2,537	$2,415	$2,216	$2,158
Nonperforming loans to total loans	0.80%	0.78%	0.74%	0.68%	0.67%
Nonperforming assets to total loans, OREO and foreclosed assets	0.81%	0.79%	0.76%	0.69%	0.68%
Nonperforming assets to total assets	0.46%	0.46%	0.43%	0.39%	0.39%
Allowance for loan and lease losses to nonperforming loans	178%	185%	197%	220%	225%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2024	2024	2024	2023	2023
Beginning balance	$2,537	$2,415	$2,216	$2,158	$1,949
New nonperforming assets	661	571	616	496	641
Charge-offs and valuation adjustments	(200)	(178)	(133)	(104)	(91)
Principal activity, including paydowns and payoffs	(322)	(201)	(188)	(250)	(112)
Asset sales and transfers to loans held for sale	(6)	(16)	(16)	(6)	(7)
Returned to performing status (a)	(61)	(54)	(80)	(78)	(222)
Ending balance	$2,609	$2,537	$2,415	$2,216	$2,158
(a)Amounts for the three months ended September 30, 2023 included updates to our return to accrual guidelines to bring consistency across consumer loan classes as to how and when loans become eligible to return to performing status.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2024	2024	2024	2023	2023
Commercial
Commercial and industrial	$106	$95	$125	$104	$84
Commercial real estate	9	8	2	7	2
Equipment lease financing	22	19	22	41	25
Total commercial	137	122	149	152	111
Consumer
Residential real estate
Non government insured	162	201	179	201	179
Government insured	76	77	78	81	78
Home equity	65	64	64	63	59
Automobile	81	92	81	91	83
Credit card	55	50	49	54	50
Education
Non government insured	6	5	5	5	6
Government insured	20	22	20	22	26
Other consumer	12	12	11	16	15
Total consumer	477	523	487	533	496
Total	$614	$645	$636	$685	$607
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.20%	0.20%	0.21%	0.19%
Commercial	0.06%	0.06%	0.07%	0.07%	0.05%
Consumer	0.47%	0.52%	0.48%	0.52%	0.49%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2024	2024	2024	2023	2023
Commercial
Commercial and industrial	$40	$53	$35	$45	$32
Commercial real estate		2			2
Equipment lease financing	12	6	4	8	6
Total commercial	52	61	39	53	40
Consumer
Residential real estate
Non government insured	40	48	50	50	52
Government insured	45	43	42	51	51
Home equity	27	24	24	27	22
Automobile	21	22	19	20	19
Credit card	39	37	37	39	38
Education
Non government insured	3	2	4	3	3
Government insured	13	13	13	16	19
Other consumer	12	9	7	11	9
Total consumer	200	198	196	217	213
Total	$252	$259	$235	$270	$253
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.08%	0.07%	0.08%	0.08%
Commercial	0.02%	0.03%	0.02%	0.02%	0.02%
Consumer	0.20%	0.20%	0.19%	0.21%	0.21%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2024	2024	2024	2023	2023
Commercial
Commercial and industrial	$97	$86	$90	$76	$102
Commercial real estate		1		9
Total commercial	97	87	90	85	102
Consumer
Residential real estate
Non government insured	52	27	38	38	36
Government insured	127	128	137	154	146
Automobile	6	6	5	7	6
Credit card	79	76	82	86	80
Education
Non government insured	2	2	3	2	2
Government insured	38	34	40	47	46
Other consumer	8	8	9	10	9
Total consumer	312	281	314	344	325
Total	$409	$368	$404	$429	$427
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.11%	0.13%	0.13%	0.13%
Commercial	0.04%	0.04%	0.04%	0.04%	0.05%
Consumer	0.31%	0.28%	0.31%	0.34%	0.32%
Total accruing loans past due	$1,275	$1,272	$1,275	$1,384	$1,287
Commercial	$286	$270	$278	$290	$253
Consumer	$989	$1,002	$997	$1,094	$1,034
Total accruing loans past due to total loans	0.40%	0.40%	0.40%	0.43%	0.40%
Commercial	0.13%	0.12%	0.13%	0.13%	0.12%
Consumer	0.98%	1.00%	0.99%	1.07%	1.01%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2024	2024	2024	2023	2023
Full-time employees
Retail Banking	27,740	27,935	28,580	28,761	29,692
Other full-time employees	26,009	25,997	25,861	26,052	27,725
Total full-time employees	53,749	53,932	54,441	54,813	57,417
Part-time employees
Retail Banking	1,451	1,558	1,554	1,540	1,480
Other part-time employees	49	422	56	58	70
Total part-time employees	1,500	1,980	1,610	1,598	1,550
Total	55,249	55,912	56,051	56,411	58,967

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2024	2024	2024	2023	2023	2024	2023
Net Income
Retail Banking	$1,164	$1,715	$1,085	$1,073	$1,094	$3,964	$2,695
Corporate & Institutional Banking	1,197	1,046	1,121	1,213	960	3,364	2,836
Asset Management Group	104	103	97	72	73	304	188
Other	(975)	(1,405)	(973)	(1,494)	(573)	(3,353)	(1,005)
Net income excluding noncontrolling interests	$1,490	$1,459	$1,330	$864	$1,554	$4,279	$4,714

Revenue
Retail Banking	$3,484	$4,118	$3,381	$3,391	$3,360	$10,983	$9,534
Corporate & Institutional Banking	2,645	2,502	2,437	2,637	2,254	7,584	6,756
Asset Management Group	403	398	387	380	362	1,188	1,072
Other	(1,100)	(1,607)	(1,060)	(1,047)	(743)	(3,767)	(1,233)
Total revenue	$5,432	$5,411	$5,145	$5,361	$5,233	$15,988	$16,129
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Nine months ended
	September 30	June 30		March 31		December 31	September 30	September 30	September 30
Dollars in millions	2024	2024		2024		2023	2023	2024	2023
Income Statement
Net interest income	$2,783	$2,709		$2,617		$2,669	$2,576	$8,109	$7,305
Noninterest income	701	1,409		764		722	784	2,874	2,229
Total revenue	3,484	4,118		3,381		3,391	3,360	10,983	9,534
Provision for credit losses	111	27		118		130	42	256	266
Noninterest expense	1,842	1,841		1,837		1,848	1,876	5,520	5,707
Pretax earnings	1,531	2,250		1,426		1,413	1,442	5,207	3,561
Income taxes	358	524		333		329	337	1,215	834
Noncontrolling interests	9	11		8		11	11	28	32
Earnings	$1,164	$1,715	752	$1,085	322	$1,073	$1,094	$3,964	$2,695
Average Balance Sheet
Loans held for sale	$986	$641		$478		$488	$633	$703	$597
Loans
Consumer
Residential real estate	$33,913	$34,144		$34,600		$34,951	$35,107	$34,217	$35,225
Home equity	24,345	24,347		24,462		24,569	24,591	24,384	24,608
Automobile	15,000	14,785		14,839		14,875	14,976	14,875	14,966
Credit card	6,805	6,840		6,930		7,084	7,075	6,858	6,999
Education	1,723	1,822		1,933		2,001	2,057	1,825	2,119
Other consumer	1,756	1,745		1,771		1,840	1,882	1,759	1,934
Total consumer	83,542	83,683		84,535		85,320	85,688	83,918	85,851
Commercial	12,788	12,787		12,620		12,088	11,733	12,732	11,628
Total loans	$96,330	$96,470		$97,155		$97,408	$97,421	$96,650	$97,479
Total assets	$114,257	$115,102		$114,199		$114,730	$114,724	$114,522	$114,975
Deposits
Noninterest-bearing	$52,990	$53,453		$53,395		$55,948	$58,110	$53,278	$59,448
Interest-bearing	196,255	196,278		195,615		195,314	195,560	196,050	198,356
Total deposits	$249,245	$249,731		$249,010		$251,262	$253,670	$249,328	$257,804
Performance Ratios
Return on average assets	4.04%	5.98%		3.85%		3.71%	3.78%	4.63%	3.13%
Noninterest income to total revenue	20%	34%		23%		21%	23%	26%	23%
Efficiency	53%	45%		54%		54%	56%	50%	60%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2024	2024	2024	2023	2023	2024	2023
Supplemental Noninterest Income Information
Asset management and brokerage	$145	$135	$137	$139	$130	$417	$384
Card and cash management	$319	$330	$306	$326	$329	$955	$997
Lending and deposit services	$193	$182	$178	$186	$193	$553	$550
Residential and commercial mortgage	$129	$70	$97	$117	$128	$296	$307
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$200	$204	$207	$209	$213
MSR asset value (b)	$2.5	$2.7	$2.7	$2.7	$2.8
Servicing income: (in millions)
Servicing fees, net (c)	$69	$67	$82	$89	$67	$218	$212
Mortgage servicing rights valuation net of economic hedge	$53	$(14)	$(6)	$11	$37	$33	$42
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.8	$1.7	$1.3	$1.5	$2.1	$4.8	$5.9
Loan sale margin percentage	1.45%	1.96%	2.53%	2.45%	2.43%	1.92%	2.31%
Other Information
Credit-related statistics
Nonperforming assets (b)	$836	$840	$841	$834	$856
Net charge-offs - loans and leases	$141	$138	$139	$128	$114	$418	$335
Other statistics
Branches (b) (d)	2,242	2,247	2,271	2,299	2,303
Brokerage account client assets (in billions) (b) (e)	$84	$81	$81	$78	$73
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(d)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(e)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2024	2024	2024	2023	2023	2024	2023
Income Statement
Net interest income	$1,615	$1,560	$1,549	$1,642	$1,419	$4,724	$4,214
Noninterest income	1,030	942	888	995	835	2,860	2,542
Total revenue	2,645	2,502	2,437	2,637	2,254	7,584	6,756
Provision for credit losses	134	228	47	115	102	409	283
Noninterest expense	950	911	922	975	895	2,783	2,755
Pretax earnings	1,561	1,363	1,468	1,547	1,257	4,392	3,718
Income taxes	359	312	342	330	292	1,013	867
Noncontrolling interests	5	5	5	4	5	15	15
Earnings	$1,197	$1,046	$1,121	$1,213	$960	$3,364	$2,836
Average Balance Sheet
Loans held for sale	$339	$212	$151	$450	$283	$234	$392
Loans
Commercial
Commercial and industrial	$163,061	$163,083	$163,326	$167,185	$161,810	$163,156	$165,987
Commercial real estate	34,450	34,441	34,420	34,488	34,587	34,437	34,534
Equipment lease financing	6,529	6,490	6,467	6,430	6,441	6,496	6,419
Total commercial	204,040	204,014	204,213	208,103	202,838	204,089	206,940
Consumer	3	4	3	5	4	3	6
Total loans	$204,043	$204,018	$204,216	$208,108	$202,842	$204,092	$206,946
Total assets	$227,277	$229,604	$228,698	$234,590	$230,082	$228,518	$232,914
Deposits
Noninterest-bearing	$41,174	$41,185	$43,854	$46,880	$48,123	$42,068	$52,829
Interest-bearing	104,872	98,716	98,841	97,660	93,563	100,824	89,845
Total deposits	$146,046	$139,901	$142,695	$144,540	$141,686	$142,892	$142,674
Performance Ratios
Return on average assets	2.09%	1.83%	1.99%	2.05%	1.66%	1.97%	1.63%
Noninterest income to total revenue	39%	38%	36%	38%	37%	38%	38%
Efficiency	36%	36%	38%	37%	40%	37%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$974	$954	$936	$1,044	$849	$2,864	$2,412
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$16	$17	$10	$17	$17	$43	$57
Commercial mortgage loan servicing income (d)	90	84	67	59	43	241	126
Commercial mortgage servicing rights valuation, net of economic hedge	32	39	37	19	54	108	99
Total	$138	$140	$114	$95	$114	$392	$282
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (e) (f)	$289	$289	$287	$288	$282
MSR asset value (e)	$975	$1,082	$1,075	$1,032	$1,169
Average loans by C&IB business
Corporate Banking	$116,330	$116,439	$116,845	$119,916	$113,538	$116,537	$116,777
Real Estate	46,181	45,987	46,608	47,028	47,234	46,258	47,407
Business Credit	29,825	29,653	28,929	29,252	29,900	29,470	30,230
Commercial Banking	7,438	7,527	7,546	7,591	7,861	7,503	8,170
Other	4,269	4,412	4,288	4,321	4,309	4,324	4,362
Total average loans	$204,043	$204,018	$204,216	$208,108	$202,842	$204,092	$206,946
Credit-related statistics
Nonperforming assets (e)	$1,624	$1,528	$1,419	$1,217	$1,130
Net charge-offs - loans and leases	$147	$129	$108	$76	$12	$384	$190
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.
(f)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2024	2024	2024	2023	2023	2024	2023
Income Statement
Net interest income	$161	$163	$157	$156	$139	$481	$391
Noninterest income	242	235	230	224	223	707	681
Total revenue	403	398	387	380	362	1,188	1,072
Provision for (recapture of) credit losses	(2)	2	(5)	2	(4)	(5)	(5)
Noninterest expense	270	261	265	284	271	796	831
Pretax earnings	135	135	127	94	95	397	246
Income taxes	31	32	30	22	22	93	58
Earnings	$104	$103	$97	$72	$73	$304	$188
Average Balance Sheet
Loans
Consumer
Residential real estate	$12,075	$12,022	$11,688	$11,314	$10,750	$11,929	$9,932
Other consumer	3,695	3,736	3,758	3,893	3,901	3,730	4,040
Total consumer	15,770	15,758	15,446	15,207	14,651	15,659	13,972
Commercial	715	814	849	867	1,090	792	1,188
Total loans	$16,485	$16,572	$16,295	$16,074	$15,741	$16,451	$15,160
Total assets	$16,928	$17,018	$16,728	$16,505	$16,161	$16,891	$15,578
Deposits
Noninterest-bearing	$1,674	$1,648	$1,617	$1,742	$1,756	$1,646	$1,796
Interest-bearing	25,571	26,245	27,064	26,479	25,417	26,291	25,742
Total deposits	$27,245	$27,893	$28,681	$28,221	$27,173	$27,937	$27,538
Performance Ratios
Return on average assets	2.44%	2.43%	2.35%	1.73%	1.79%	2.41%	1.61%
Noninterest income to total revenue	60%	59%	59%	59%	62%	60%	64%
Efficiency	67%	66%	68%	75%	75%	67%	78%
Other Information
Nonperforming assets (b)	$36	$51	$28	$39	$39
Net charge-offs (recoveries) - loans and leases				$(1)			$(2)
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management
PNC Private Bank	$132	$123	$124	$117	$109
Institutional Asset Management	82	73	71	72	67
Total discretionary clients assets under management	214	196	195	189	176
Nondiscretionary client assets under administration	216	208	199	179	170
Total	$430	$404	$394	$368	$346
(a)See note (a) on page 13.
(b)Presented as of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Troubled debt restructuring (TDR) – A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties. On January 1, 2023, we adopted ASU 2022-02, which eliminated the accounting guidance for TDRs.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.